Fulton Financial Corporation

Analyst Presentation

January 27, 2004

Fulton Financial Corporation1

Forward-looking statement

• The following presentation may contain forward-looking statements about Fulton Financial Corporation’s growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

• Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation’s success in merger and acquisition integration, and customers’ acceptance of the Corporation’s products and services.

Presentation outline

Corporate profile

Strategic initiatives

Asset quality

Future direction

Financial performance

Fulton Financial Corporation

Regional financial holding company (formed in 1982)

11 bank subsidiaries; 3 financial services subsidiaries

Asset size: $9.8 billion

Second largest commercial bank headquartered in Third Federal Reserve District

Fulton Bank founded in 1882

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Where are we located?

Fulton Bank $ 4,083,000

Lafayette Ambassador Bank 1,221,000

The Bank 1,064,000

Lebanon Valley Farmers Bank 780,000

Premier Bank 489,000

Hagerstown Trust Company 467,000

Skylands Community Bank 412,000

Delaware National Bank 367,000

FNB Bank, N.A. 293,000

Swineford National Bank 289,000

The Peoples Bank of Elkton 105,000

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Fulton Financial Advisors, N.A.

Includes Dearden Maguire Weaver and Barrett, LLC

and Fulton Insurance Services Group

As of December 31, 2003:

$5.0 billion; $3.5 billion in assets under management

Products and Services

Personal trust Insurance

Asset management Corporate trust

Retirement services Cash management

Brokerage Private banking

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Fulton Mortgage Company

Established April 2001

Coordinates residential mortgage lending throughout FFC

Expanded, competitive product line to customers of all affiliates

In partnership with each affiliate, focused management team on residential mortgages

Entry into new markets for FFC

Record originations in 2003

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Fulton Financial Corporation

Mission statement

We will increase shareholder value and enrich the communities we serve by creating financial success together with our customers and career success together with our employees.

We will conduct all of our business with honesty and integrity.

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Corporate ethics

Longstanding written code of conduct

No “gray” areas

Expectations clearly outlined

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What have we accomplished?

8.8% compounded annual growth rate in earnings per share

22 consecutive years of record earnings

29 consecutive years of dividend increases

10.3% compounded annual growth rate in dividends per share

Proven business model

Consistently high performance

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Five-year performance

1998 2003

Net income per share $ .88 $1.28

Cash dividends per share $ .37 $.62

Return on assets 1.60% 1.57%

Return on equity 15.06% 15.45%

Efficiency ratio 55.3% 53.8%

Dividend payout 41.6% 48.7%

All information is as originally reported

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Stock highlights (as of 12/31/03)

Average daily trading volume 126,533

Number of Analysts 10

Number of Market Makers 39

Number of shares outstanding 108.26 million

Market Capitalization $2.37 billion

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Employee stock ownership

70% of our employees collectively own more than 2 million shares of Fulton Financial Corporation stock.

Stock options help us to retain long-term loyal employees

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Stock performance (2003)

WITHOUT dividend reinvestment: 15% compounded annual rate of return

WITH dividend reinvestment:

19% compounded annual rate of return

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Employee retention

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Employee opinion survey

Customer service Training and

Management team development

performance Sales orientation

Company image Work effectiveness

and mission Pay and benefits

Team orientation Employee

Technology and satisfaction

systems

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Customer satisfaction

96% of our customers are

Extremely or Very Satisfied with their Fulton Financial affiliate bank

86% of our commercial customers are Satisfied or Very Satisfied with us

Compared to national average of 55% of customers who are very satisfied with their financial institution*

* Source: 2003 American Banker/Gallup consumer survey

Fulton Financial Corporation

Deposit composition trends

Dec. ’03 Dec ‘02

Non Interest-Bearing Demand 18% 17%

Interest-Bearing Demand 18% 16%

Money Market 13% 13%

Savings 11% 10%

Time Deposits 34% 39%

Customer Repos 6% 5%

Total Deposits 100% 100%

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Funding sources

as of 12/31/03

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Community involvement

Employees are actively involved in their own communities

The community benefits from this support

The banks receive additional business as a result of the relationships and goodwill that are developed

Fulton Financial Corporation

Corporate strategic initiatives

Achieving consistent earnings growth

Maintaining high asset quality

Expanding the franchise through our well-developed acquisition strategy

Diversifying revenue stream by increasing the contribution of non-interest income

Managing capital

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Capital (At December 31, 2003)

Total Capital (GAAP): $947 million

Total Regulatory Capital (1): $895 million

Ratios:

Total Risk-based Capital (1) 12.9%

Tier 1 Risk-based Capital (1) 11.7%

Leverage Capital 8.7%

(1) Estimated

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?

Fulton Financial Corporation

Acquisitions

- Resource Bankshares (pending)
- Premier Bank
- Drovers & Mechanics Bank
- 18 Sovereign Bank Branches
- Dearden, Maguire, Weaver and Barrett, Inc.
- Skylands Community Bank
- Ambassador Bank of the Commonwealth
- Lebanon Valley National Bank
- Peoples Bank of Elkton
- Woodstown National Bank & Trust Company
- Bank of Gloucester County
- Delaware National Bank
- Central Pennsylvania Savings Association
- Hagerstown Trust Company
- Denver National Bank
- Great Valley Savings Association
- First National Bank of Danville
- Second National Bank of Nazareth
- Lafayette Trust Bank
- Pen Argyl National Bank
- Swineford National Bank
- Farmers Trust Bank

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Premier Bank

Assets of $600 million

Headquartered in Bucks County, PA

Six branches in Montgomery and Bucks counties

Historical double-digit growth in deposits, loans, fee income and net income

Strong asset quality

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Resource Bankshares Corporation

Assets of $860 million; headquartered in Virginia Beach, Virginia

The only Virginia-based bank with offices in Virginia’s three major markets

Market area accounts for over 73% of all deposits in state of Virginia

Allows for expansion of Fulton Financial Advisors, retail and commercial banking

Senior lenders average 24 years of industry experience

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What do we look for?

High growth areas

Dynamic market demographics

Strong performance

Asset quality

Talented and dedicated staff

Compatible corporate culture

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Acquisitions in new markets

What changes?

Replicate strong credit culture

Loan review

Investments

Asset/liability management

Compliance

Common operating platform

Audit

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Acquisitions in new markets

What stays the same?

Bank name

Board of Directors

Management team

Employees

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Benefits to new affiliates

Increased non-interest income due to introduction of new products and services

Additional capital

Increased lending capacity

Reduced expenses

Proven merger/conversion expertise

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Product availability

Residential Mortgages On-line banking

Investment Debit/Credit cards

Management Cash management

Brokerage Services Specialized lending

Insurance (leasing and indirect)

(whole life, term life, International Services

long-term care

Correspondent

through Advisors)

banking

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Composition of total revenues

Other Income Net Interest Income

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Growth in wealth management/ trust services revenue

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Growth in other income

Note: In 2001, we acquired Dearden, Maguire, Weaver & Barrett, LLC

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Moody’s Investor Service

Short-term rating P-1

Long-term rating:

Issuer A-2

Lead Bank Deposits A-1

Fitch Ratings

Short-term rating F-1

Long-term rating A

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Loan diversification (12/31/03)

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Summary of larger loans

23 relationships with commitments to lend of $20 million or more

Maximum individual commitment of $30 million

Average commercial loan commitment is $526,000

Loans and corresponding relationships are within Fulton’s geographical market area

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Commercial loan concentration

by industry (as of 12/31/03)

Industry %

R/E—Rental 17.2

Construction 16.1

Services 14.1

Manufacturing 10.6

Agriculture 8.8

Retail 8.1

Health Care 7.9

Wholesale 5.2

Other 4.7

Arts and Entertainment 3.3

Transportation 2.2

Financial Services 1.8

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Possible Future Expansion

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Looking ahead

Continue to build on our strengths

Continue to rely on the expertise and skill of our employees

Stick to banking basics while preparing for the future

Enhance customer relationship management efforts

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Board of Directors

Focused on maximizing shareholder value with an annual increase in earnings per share in the range of 10%

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Year ended Dec. 31, 2003

n $ 1.28 Net income per share

(4.1% increase over 2002)

n $ 0.623 Cash dividends per share

(11.4% increase over 2002)

n 1.57% Return on Assets

n 15.45% Return on Equity

n 53.80% Efficiency Ratio

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Average Balances (YTD December)

2003 2002 $ %

(dollars in millions)

Investments $2,600 $ 1,980 $ 620 31%

Loans 5,590 5,380 210 4%

Deposits 6,860 6,350 510 8%

Borrowings 950 610 340 56%

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Average Loan Growth (YTD Dec.)

2003 2002 $ %

(dollars in millions)

Commercial $ 1,720 $ 1,570 $ 150 10%

Comm'l Mort 1,950 1,700 250

Resid Mort 540 750 (210) -28%

Cons./Other 1,380 1,360 20 1%

Total Loans $ 5,590 $ 5,380 210 4%

Peer group

Commerce Bancorp Provident Bankshares Corp.

First Commonwealth Provident Financial Group

Financial Riggs National Corp.

First Financial Bancorp. Sky Financial Group Inc.

FirstMerit Corp. Susquehanna Bancshares

Fulton Financial Corp TrustCo Bank Corp. of NY

Hudson United Bancorp. United Bankshares Inc.

Mercantile Bankshares Corp. Valley National Bancorp

North Fork Bankcorp. Wilmington Trust Co.

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SNL Financial Datasource Source:

Non-performing assets to total assets

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Net interest margin

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Interest rate “shocks” (as of 12/31/03)

1.7% 2.1% 2.2% 5.9%

% Change + + + -

5.4 million 6.7 million 6.9 million 18.5 million

$ $ $ $ $

NII Change (Annual) + + + -

Rate Change +300 bp +200 bp +100 bp -100 bp

Source: FFC Asset/Liability Modeling

Investment portfolio

Portfolio Components Ending Bal. Average Credit

( in millions) 12/31/03 Life (yrs.) Rating

Mortgage-backed securities $ 2,295.4 3.3 AAA—agency issued

Treasuries and agencies $ 82.2 0.1 AAA

Municipals $ 286.9 4.2 AAA—insured

Bank-issued Trust preferred stock $ 16.1 16.9 various/callable: 5 yrs

Other/Short-term Inv. $ 100.1 NA AAA

Bank Stocks $ 71.5 NA not rated

FHLB Stock $ 52.1 NA AAA

Unrealized Gain—Bank Stock $ 15.0

Unrealized Gain—Bonds $ 3.8

TOTAL INVESTMENTS $ 2,923.1 3.4

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Other income (YTD December)

2003 2002 $ %

(dollars in thousands)

Invt Mgt & Trust $ 33,900 $ 29,110 $ 4,790 16%

Mort. Sales & Serv. 21,480 17,150 4,330 25%

Service Charges 15,870 15,220 650 4%

Deposit-related fees 15,390 14,980 410 3%

Cash Mgt Fees 7,250 7,310 (60) -1%

Success Card Fees 5,110 4,990 120 2%

Merchant Fees 4,520 4,030 490 12%

Other 13,580 14,010 (430) -3%

Total $ 117,100 $ 106,800 $ 10,300 10%

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Bank stock gains

(percent contribution to EPS)

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Efficiency ratio

Source: SNL Financial Datasource

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Other Expenses (YTD December)

2003 2002 $ %

(dollars in thousands)

Salaries & Benefits $ 138,620 $ 129,360 $ 9,260 7%

Occupancy & Equip. 30,400 29,000 1,400 5%

Data Processing 11,530 11,970 (440) -4%

Advertising 6,040 6,520 (480) -7%

Telecommun. 5,270 5,330 (60) -1%

State Tax 4,140 5,470 (1,330) -24%

Stat. & Supplies 4,510 4,730 (220) -5%

Postage 3,890 3,830 60 2%

Operating Risk Loss 3,110 3,360 (250) -7%

Amortization 2,060 1,840 220 12%

Other Expenses 24,630 24,090 540 2%

Total $ 234,200 $ 225,500 $ 8,700 4%

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Accounting/Auditing

Accounting/Auditing

Compliance with accounting standards

Designated a financial expert

Disclosure committee

Enhanced Audit Committee role

CEO and CFO certifications

Audit Committee approvals of financial filings

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Looking ahead

Continued focus on:

Strong asset quality

Growth in non-interest income, particularly from Advisors

Expansion of franchise geographically

Increased loan activity

Core deposit growth

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Overview

Long-term, consistent performance

Talented and dedicated employees

Attractive returns for shareholders

Career success for employees

Financial success for customers

Prosperity for communities

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Fulton Financial Corporation

One Penn Square Lancaster, PA 17602

www.fult.com

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